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                                                                   EXHIBIT 10.04

                       THIRD AMENDMENT TO CREDIT AGREEMENT

      This third amendment (this "Amendment") dated as of June 30, 2005 is to the Credit Agreement dated as of November 19, 2003, as amended by that First Amendment to Credit Agreement dated as of December 31, 2004 and that Second Amendment to Credit Agreement dated as of March 30, 2005 (the "Credit Agreement") between Blue River Bancshares, Inc., an Indiana corporation (the "Borrower") and Union Federal Bank of Indianapolis (the "Lender"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

      WHEREAS, the parties hereto have entered into the Credit Agreement pursuant to which Lender made a Term Loan to the Borrower; and

      WHEREAS, the Borrowers and the Lender desire to amend the Credit Agreement on the terms set forth herein to, among other things, (a) increase the outstanding principal amount of the Term Loan to Six Million Dollars ($6,000,000) and (b) modify the repayment terms of the Term Loan; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement as provided hereby;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1. AMENDMENTS. Effective on the date of the effectiveness of this Amendment pursuant to Section 3 below, the Credit Agreement shall be amended as set forth in this Section 1.

            1.1. Amendment to Recitals. The first recital of the Credit Agreement is hereby amended and restated in its entirety as follows:

      "WHEREAS, the Lender has agreed to make available to the Borrower a Six Million Dollar ($6,000,000.00) secured term loan, upon the terms and conditions set forth in this Agreement:

            1.2. Amendments to Section 2.01. Section 2.01 of the Credit Agreement is amended in its entirety to read as follows:

      SECTION 2.01. Term Loan.

      (a) Subject to all of the terms and conditions of this Agreement, the Borrower shall obtain a term loan from the Lender in the amount of Six Million Dollars ($6,000,000.00) (the "Term Loan"). The Term Loan hereunder shall be evidenced by a single promissory note (the "Term Note") in the principal amount of Six Million Dollars ($6,000,000.00), payable to the

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order of the Lender, in the form of Exhibit 2.01 attached hereto. The Term Note shall be executed by the Borrower and delivered to the Lender.

      (b) Interest on the Term Note shall be payable monthly beginning on the last day of July, 2005 and continue on the last calendar day of each calendar month thereafter to and including June 30, 2008, in the amount invoiced by Lender each month. The earlier of June 30, 2008 or the date on which the Term
Note is accelerated pursuant to Section 8.02, the entire unpaid principal balance of the Term Note shall be due and payable.

      1.3 Amendments to Section 2.02. Section 2.02(a) of the Credit Agreement is amended in its entirety to read as follows:

      (a) the proceeds of the loan made hereunder will be used solely for the purposes of (i) financing the Acquisition of UBC for an aggregate purchase price of no more than $8.2 million, and (ii) making a capital contribution to SCB.

      1.3 Amendments to Exhibit 2.01. Exhibit 2.01 to the Credit Agreement is amended in its entirety to read as set forth on Exhibit A hereto.

      SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender
(a) that no Default or Event of Default has occurred and is continuing, (b) that the representations and warranties set forth in Section 4.02 of the Credit Agreement are true and correct, as if the representations and warranties set forth therein were made on the date hereof, (c) that the execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of its obligations under the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), (i) are within the powers of the Borrower, (ii) have been duly authorized by proper organizational actions and proceedings, and such approvals have not been rescinded and no other actions or proceedings on the part of the Borrower are necessary to consummate such transaction, (iii) do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any Governmental Authority, or if not made, obtained or given individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (iv) do not and will not conflict with any applicable laws or contracts or agreements to which the Borrower is a party, except such that could not reasonably be expected to have a Material Adverse Effect, or with the articles of incorporation and by-laws of the Borrower, and (d) that the Amended Credit Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, or similar laws affecting the enforcement of creditors' rights generally).

      SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on the date when the Lender shall have received the following, all in a form satisfactory to Lender:

            3.1. Amendment. Counterparts of this Amendment signed by the Borrower and the Lender.

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            3.2. Replacement Note. The replacement Term Note in the form attached hereto as Exhibit A duly executed by the Borrower.

            3.3. Corporate Documents. A certificate of the Secretary or an Assistant Secretary of the Borrower as to (a) corporate action of such entity authorizing the execution and delivery of this Amendment and the other documents contemplated hereby to which such entity is a party, and (b) the incumbency and signatures of the officers of such entity which are to sign the documents referenced in clause (a) above.

            3.4. Certificate of Good Standing. Certificates of existence or good standing for the Borrower, certified by the appropriate governmental officer in its jurisdiction of organization.

            3.5. Representations. The representations and warranties contained herein shall be true and correct in all respects, and, after giving effect to this Agreement, no Event of Default or Default shall exist on the date hereof.

            3.6. Documentation. All proceedings taken in connection with the execution of this Agreement, the replacement Term Note and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Lender.

            3.7. Legal Opinion. Lender shall have received a favorable written opinion in form and substance satisfactory to Lender from Kreig DeVault, counsel to the Borrower.

            3.8. Insurance Certificate. The Lender shall have received evidence satisfactory to it that the Borrower maintains hazard and liability insurance coverage reasonably satisfactory to the Lender.

            3.9. Form U-1. The Borrower shall have executed and delivered to the Lender a Federal Reserve Form U-1 provided for in Regulation U of the Board of Governors of the Federal Reserve System, and the statements made therein shall be such, in the opinion of the Lender, as to permit the transactions contemplated hereby without violation of Regulation U.

            3.10. Amendment Fee. The Borrower shall have paid the Lender an amendment fee in the amount of Five Thousand Dollars ($5,000.00).

            3.11. Other Documents. Such other documents as the Lender shall reasonably request.

      SECTION 4. MISCELLANEOUS.

            4.1. Continuing Effectiveness, etc. The Amended Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement and each other Loan Document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

            4.2. Reaffirmation. Except as expressly set forth herein, this Agreement shall not be deemed to waive or modify any provision of the Credit Agreement or any other Loan

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Document, and, without in any way establishing a course of dealing by the
Lender, the Credit Agreement and other Loan Documents are hereby reaffirmed.

            4.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

            4.4. Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Lender (including reasonable attorneys' fees and charges) in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents contemplated hereby.

            4.5. Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Indiana.

            4.6. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns, as permitted by the provisions of the Amended Credit Agreement.

                      [signature pages immediately follow]

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      Executed and delivered as of the day and year first above written.

                         BLUE RIVER BANCSHARES, INC.
                          as the Borrower

                         By: /s/ Russell Breeden, III
                             -----------------------------
                         Name: Russell Breeden, III
                         Title: Chairman, Chief Executive Officer and President

                         Address: 29 E. Washington Street
                                  Shelbyville, IN  46176

                         Attention: President
                         Telephone No.: (317) 398-9721
                         Facsimile No.: (317) 392-6208

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                         UNION FEDERAL BANK OF INDIANAPOLIS
                           as Lender


                         By: Bruce Hostetler
                             ----------------------
                         Name: Bruce Hostetler
                         Title: Vice President

                         Address: 45 N. Pennsylvania Street, Suite 600
                                  Indianapolis, IN 46204

                         Attention: Bruce Hostetler
                         Telephone No.: (317) 761-7595
                         Facsimile No.: (317) 761-4024

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